UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):    November 10, 2003

STANDARD PACIFIC CORP.

(Exact Name of Registrant as Specified in Charter)

Delaware	1-0959	33-0475989
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

15326 Alton Parkway Irvine, California	92618
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (949) 789-1600

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

INFORMATION TO BE INCLUDED IN THE REPORT

Item 5.    Other Events and Required FD Disclosure.

On November 10, 2003, Standard Pacific Corp. (the “Company”) is filing a Form T-1 Statement of Eligibility and Qualification of Trustee to qualify SunTrust Bank as trustee for certain issuances of debt securities by the Company.

Item 7.    Financial Statements and Exhibits.

(c) Exhibits:

The following exhibits are filed with this report on Form 8-K:

Exhibit Number	Description of Exhibit

25.1	Form T-1 Statement of Eligibility and Qualification of Trustee

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 10, 2003

STANDARD PACIFIC CORP.

By:	/s/ ANDREW H. PARNES
Name: Its:	Andrew H. Parnes Senior Vice President–Finance and Chief Financial Officer

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EXHIBIT INDEX

Exhibit Number	Description of Exhibit

25.1	Form T-1 Statement of Eligibility and Qualification of Trustee

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